Pilgrim’s Pride Corporation (NASDAQ: PPC) Financial Results for First Quarter Ended March 31, 2024

 Statements contained in this press release that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim’s Pride Corporation and its management are considered forward-looking statements. Without limiting the foregoing, words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally; the ability to execute the Company’s business plan to achieve desired cost savings and profitability; future pricing for feed ingredients and the Company’s products; outbreaks of avian influenza or other diseases, either in Pilgrim’s Pride’s flocks or elsewhere, affecting its ability to conduct its operations and/or demand for its poultry products; contamination of Pilgrim’s Pride’s products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of cash resources; restrictions imposed by, and as a result of, Pilgrim’s Pride’s leverage; changes in laws or regulations affecting Pilgrim’s Pride’s operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause the costs of doing business to increase, cause Pilgrim’s Pride to change the way in which it does business, or otherwise disrupt its operations; competitive factors and pricing pressures or the loss of one or more of Pilgrim’s Pride’s largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels, including, but not limited to, the impacts of the Russia-Ukraine conflict; the risk of cyber-attacks, natural disasters, power losses, unauthorized access, telecommunication failures, and other problems on our information systems; and the impact of uncertainties of litigation and other legal matters described in our most recent Form 10-K and Form 10-Q, including the In re Broiler Chicken Antitrust Litigation, as well as other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. The forward- looking statements in this release speak only as of the date hereof, and the Company undertakes no obligation to update any such statement after the date of this release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. Cautionary Notes and Forward-Looking Statements 2

First Quarter 2024 Financial Review  U.S.: Significant Year-over-Year (YoY) improvement in commodity market pricing and operational improvements benefited Big Bird business; while Case Ready and Prepared Foods improved YOY and Quarter-over-Quarter (QoQ) driven by increased distribution; Europe: YoY profit improvement due to product diversification and operational efficiencies; Mexico: YoY and QoQ profitability increases due to improved balance in supply / demand dynamic and lower SG&A.  SG&A lower due to a decrease in legal settlements and cost efficiencies achieved in all regions; partially offset by higher incentive compensation costs in the quarter.  Adjusted Q1 2024 EBITDA* growth reflects the benefits of our focus on operational efficiencies, portfolio balance, Key Customer strategy, and geographical diversification. Main Indicators ($MM) Q1 2024 Q1 2023 Net Revenue 4,361.9 4,165.6 Gross Profit 383.9 173.0 SG&A 119.1 133.7 Operating Income 250.3 31.3 Net Interest 30.9 39.1 Net Income 174.9 5.6 Earnings Per Share (EPS) 0.73 0.02 Adjusted EBITDA* 371.9 151.9 Adjusted EBITDA Margin* 8.5% 3.6% * This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to US GAAP. In $MM U.S. EU MX Net Revenue 2,579.3 1,267.9 514.7 Adjusted Operating Income* 180.4 45.7 39.7 Adjusted Operating Income Margin* 7.0% 3.6% 7.7% Source: PPC 3

- 2,000 4,000 6,000 8,000 10,000 12,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Th ou sa nd H ea d 2023 2024 5 Yr. Avg.  Trailing 8-Month placements increased 5.3% vs. year ago. Intended Pullet Placements Pullet Placements Increased 1.4% Y/Y in Q1-2024 Source: USDA 4

1,500 1,550 1,600 1,650 1,700 1,750 1,800 1,850 1,900 1,950 2,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Eg gs Eggs/100 2023 2024 5 Yr. Avg.  Broiler layer flock -0.6% YoY in Q1-24.  Eggs/100 2.9% YoY in Q1-24. 58,000 59,000 60,000 61,000 62,000 63,000 64,000 65,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec He ad (0 00 ) Broiler Type Hatching Layers 2023 2024 5 Yr. Avg. Broiler Layer Flock Decreased Y/Y In Q1-24; Eggs/100 Increased Y/Y In Q1-24 Source: USDA 5

200,000 205,000 210,000 215,000 220,000 225,000 230,000 235,000 240,000 245,000 250,000 Th ou sa nd s of E gg s Chicken Egg Sets by Week - USDA 5 Year Range 5 Yr. Avg. 2022 2023 2024 74.0% 75.0% 76.0% 77.0% 78.0% 79.0% 80.0% 81.0% 82.0% 83.0% % Chicken Hatchability by Week - USDA 5 Year Range 5 Yr. Avg. 2022 2023 2024 Egg Sets Increased 0.8% YoY in Q1-24; Hatchability -0.2% Below Q1-23 Levels Source: USDA 6

160,000 165,000 170,000 175,000 180,000 185,000 190,000 195,000 200,000 H ea d (0 00 ) Chicken Broiler Placed by Week- USDA 5 Year Range 5 Yr. Avg. 2022 2023 2024 Broiler Placements In Line With Year Ago Levels Source: USDA 7

25.5% 25.3% 24.8% 22.7% 21.8% 20.9% 19.7% 17.3% 16.6% 17.7% 32.2% 31.2% 30.4% 30.2% 28.7% 27.4% 26.2% 27.6% 29.4% 28.2% 20.9% 22.5% 23.6% 25.4% 26.2% 27.6% 28.4% 29.7% 27.6% 26.8% 21.4% 20.9% 21.2% 21.7% 23.3% 24.1% 25.7% 25.4% 26.4% 27.3% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Head Processed by Size <4.25 4.26-6.25 6.26-7.75 >7.75 Increased Head Counts in Big Bird Segment in Q1-24 Source: USDA 8

• Total Inventories at the end March-24 was down -10.5% Y/Y and -8.2% below 5-year average. • Breast meat inventories decreased -5.0% Y/Y and -5.3% from previous month. • Wing inventories continues to decline -19.6% below year ago. • Dark Meat inventories decreased -12.5% Y/Y and -21.2% below 5-year average • Other category continues to be large contributor of inventory, also experienced decline from year ago. 500,000 550,000 600,000 650,000 700,000 750,000 800,000 850,000 900,000 950,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec LB S (0 00 ) Total Chicken Inventories 2023 2024 5 Yr. Avg. Industry Cold Storage Supplies in Q1-24 Trending Below Year Ago and 5 Year Average Source: USDA 9

50 70 90 110 130 150 170 1/ 6 2/ 3 3/ 3 3/ 31 4/ 28 5/ 26 6/ 23 7/ 21 8/ 18 9/ 15 10 /1 3 11 /1 0 12 /8 Ce nt s/ Lb Jumbo Cutout 5 Year Range 5 Yr. Avg. 2022 2023 2024 Jumbo Cutout Pricing Trended Near 5-year Average Before Accelerating in Late Q1 Source: PPC, EMI 10

Note: On the week of September 2, 2022, USDA revised their reporting of chicken prices from regional prices to one national metric. The old USDA NE Broiler prices previously used provided the largest sample size and the most accurate reflection of the chicken market. The above pricing indicates the new national price reflected by the USDA reporting from 9/2/22 on. 75.00 125.00 175.00 225.00 275.00 325.00 375.00 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 Ce nt s/ Lb USDA Boneless/Skinless Breast 5 Year Range 5 Year Average 2022 2023 2024 75.00 125.00 175.00 225.00 275.00 325.00 375.00 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 Ce nt s/ Lb USDA Tenders 5 Year Range 5 Year Average 2022 2023 2024 0.00 10.00 20.00 30.00 40.00 50.00 60.00 70.00 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 Ce nt s/ Lb USDA Leg Quarters 5 Year Range 5 Year Average 2022 2023 2024 0 50 100 150 200 250 300 350 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 Ce nt s/ Lb USDA Whole Wings 5 Year Range 2022 5 Year Average 2023 2024 BSB, Tenders and Wings Improved Seasonally; LQ Continues to Pace Above 5 Year Average 11

60.0 70.0 80.0 90.0 100.0 110.0 120.0 130.0 140.0 150.0 160.0 1/ 6 1/ 20 2/ 3 2/ 17 3/ 3 3/ 17 3/ 31 4/ 14 4/ 28 5/ 12 5/ 26 6/ 9 6/ 23 7/ 7 7/ 21 8/ 4 8/ 18 9/ 1 9/ 15 9/ 29 10 /1 3 10 /2 7 11 /1 0 11 /2 4 12 /8 12 /2 2 Ce nt s/ Lb . EMI WOG 2.5-4.0 LBS 5 Year Range 5 Yr. Avg. 2022 2023 2024 WOG Pricing Moving Seasonally Below Year Ago in Q1-24 Source: EMI 12

Corn Dynamics  US remains on path to rebuild 23/24 corn ending stocks above the psychologically important 2.0B bushel level.  Weather has continued to support record combined corn production in S. American origins, building 23/24 global corn stocks and creating export competition for the US into the 24/25 crop year  USDA prospective plantings survey shows lower corn plantings this year, raising sensitivity to US growing season weather Source: PPC 13

Soybean Dynamics  US 23/24 ending stocks continue to build with weak export demand, forecast up 28% vs 22/23 crop year  S. American combined soybean production hits new record high as growth in Argentina offsets small decline in Brazil vs prior year  USDA prospective plantings survey shows higher soy plantings this year, creating potential for another large increase in soy stocks. Large bean stocks combined with increased US soy processing capacity will keep pressure on soybean meal prices Source: PPC 14

Fiscal Year 2024 Capital Spending  Continued investment in strategic projects will support Key Customers’ growth and emphasize our focus on further diversification of our portfolio and operational improvements Capex (US$M) Source: PPC 15

APPENDIX

Appendix: Reconciliation of Adjusted EBITDA “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (1) foreign currency transaction losses (gains), (2) transaction costs related to business acquisitions, (3) costs related to litigation settlements, (4) restructuring activities losses, (5) property insurance recoveries, and (6) net income attributable to noncontrolling interest. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the U.S. (“U.S. GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA applicable to continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under U.S. GAAP. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under U.S. GAAP. In addition, other companies in our industry may calculate these measures differently limiting their usefulness as a comparative measure. Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with U.S. GAAP. These limitations should be compensated for by relying primarily on our U.S. GAAP results and using EBITDA and Adjusted EBITDA only on a supplemental basis. Source: PPC 17

Appendix: Reconciliation of Adjusted EBITDA a) Interest expense, net, consists of interest expense less interest income. b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset’s acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our Europe reportable segment are included in the line item Foreign currency transaction losses (gains) in the Condensed Consolidated Statements of Income. c) This represents expenses recognized in anticipation of probable settlements in ongoing litigation. d) Restructuring activities losses are primarily related to our Pilgrim's Europe integration. e) This represents property insurance recoveries for the property damage losses incurred as a result of the tornado in Mayfield, KY in December 2021. PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Three Months Ended March 31, 2024 March 26, 2023 (In thousands) Net income $ 174,938 $ 5,631 Add: Interest expense, net(a) 30,897 39,062 Income tax expense (benefit) 52,062 (8,840) Depreciation and amortization 103,350 98,257 EBITDA 361,247 134,110 Add: Foreign currency transaction losses (gains)(b) (4,337) 18,143 Litigation settlements(c) 940 11,200 Restructuring activities losses(d) 14,559 8,026 Minus: Property insurance recoveries for Mayfield tornado losses(f) — 19,086 Net income attributable to noncontrolling interest 517 444 Adjusted EBITDA $ 371,892 $ 151,949 Source: PPC 18

Appendix: Reconciliation of LTM Adjusted EBITDA The summary unaudited consolidated income statement data for the twelve months ended March 31, 2024 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the three months ended March 26, 2023 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 31, 2023 and (2) the applicable unaudited consolidated income statement data for the three months ended March 31, 2024. PILGRIM'S PRIDE CORPORATION Reconciliation of LTM Adjusted EBITDA (Unaudited) Three Months Ended LTM Ended June 25, 2023 September 24, 2023 December 31, 2023 March 31, 2024 March 31, 2024 (In thousands) Net income $ 60,908 $ 121,567 $ 134,211 $ 174,938 $ 491,624 Add: Interest expense, net 39,524 33,530 54,505 30,897 158,456 Income tax expense (benefit) (15,225) 44,553 22,417 52,062 103,807 Depreciation and amortization 104,857 104,300 112,486 103,350 424,993 EBITDA 190,064 303,950 323,619 361,247 1,178,880 Add: Foreign currency transaction losses (gains) 16,395 8,924 (22,892) (4,337) (1,910) Litigation settlements 13,000 10,500 4,700 940 29,140 Restructuring activities losses 29,718 940 5,661 14,559 50,878 Minus: Property insurance recoveries — — 2,038 — 2,038 Net income (loss) attributable to noncontrolling interest 452 289 (442) 517 816 Adjusted EBITDA $ 248,725 $ 324,025 $ 309,492 $ 371,892 $ 1,254,134 Source: PPC 19

Appendix: Reconciliation of EBITDA Margin EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by net sales for the applicable period. EBITDA margins are presented because they are used by management and we believe it is frequently used by securities analysts, investors and other interested parties, as a supplement to our results prepared in accordance with U.S. GAAP, to compare the performance of companies. Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of EBITDA Margin (Unaudited) Three Months Ended Three Months Ended March 31, 2024 March 26, 2023 March 31, 2024 March 26, 2023 (In thousands) Net income $ 174,938 $ 5,631 4.01% 0.14 % Add: Interest expense, net 30,897 39,062 0.71% 0.94 % Income tax expense (benefit) 52,062 (8,840) 1.19% (0.21)% Depreciation and amortization 103,350 98,257 2.36% 2.35 % EBITDA 361,247 134,110 8.27% 3.22 % Add: Foreign currency transaction losses (gains) (4,337) 18,143 (0.09)% 0.43 % Litigation settlements 940 11,200 0.02% 0.27 % Restructuring activities losses 14,559 8,026 0.33% 0.19 % Minus: Property insurance recoveries for Mayfield tornado losses — 19,086 — % 0.46 % Net income attributable to noncontrolling interest 517 444 0.01% 0.01 % Adjusted EBITDA $ 371,892 $ 151,949 8.52% 3.64 % Net sales $4,361,934 $4,165,628 — — 20

Appendix: Reconciliation of Adjusted EBITDA by Segment

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Three Months Ended March 31, 2024				Three Months Ended March 26, 2023			
	U.S.	Europe	Mexico	Total	U.S.	Europe	Mexico	Total
	(In thousands)				(In thousands)			
Net income (loss)	$ 102,631	$ 24,512	$ 47,795	$ 174,938	$ (53,590)	$ 20,813	$ 38,408	$ 5,631
Add:								
Interest expense, net[(a)]	44,586	(1,983)	(11,706)	30,897	41,365	(198)	(2,105)	39,062
Income tax expense (benefit)	32,060	9,557	10,445	52,062	(16,822)	5,923	2,059	(8,840)
Depreciation and amortization	62,685	35,028	5,637	103,350	60,237	32,277	5,743	98,257
EBITDA	241,962	67,114	52,171	361,247	31,190	58,815	44,105	134,110
Add:								
Foreign currency transaction losses (gains)[(b)]	2	(216)	(4,123)	(4,337)	20,313	(616)	(1,554)	18,143
Litigation settlements[(c)]	940	—	—	940	11,200	—	—	11,200
Restructuring activities losses[(d)]	—	14,559	—	14,559	—	8,026	—	8,026
Minus:								
Property insurance recoveries for Mayfield tornado losses[(e)]	—	—	—	—	19,086	—	—	19,086
Net income attributable to noncontrolling interest	—	—	517	517	—	—	444	444
Adjusted EBITDA	$ 242,904	$ 81,457	$ 47,531	$ 371,892	$ 43,617	$ 66,225	$ 42,107	$ 151,949

a) Interest expense, net, consists of interest expense less interest income.
b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our Europe reportable segment are included in the line item *Foreign currency transaction losses (gains)* in the Condensed Consolidated Statements of Income.
c) This represents expenses recognized in anticipation of probable settlements in ongoing litigation.
d) Restructuring activities losses are primarily related to our Pilgrim's Europe integration.
e) This represents property insurance recoveries for the property damage losses incurred as a result of the tornado in Mayfield, KY in December 2021.

Source: PPC

21

Appendix: Reconciliation of Adjusted Operating Income Adjusted Operating Income is calculated by adding to Operating Income certain items of expense and deducting from Operating Income certain items of income. Management believes that presentation of Adjusted Operating Income provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of GAAP operating income to adjusted operating income as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Operating Income (Unaudited) Three Months Ended March 31, 2024 March 26, 2023 (In thousands) GAAP operating income (loss), U.S. operations $ 179,417 $ (28,106) Litigation settlements 940 11,200 Adjusted operating income (loss), U.S. operations $ 180,357 $ (16,906) Adjusted operating income (loss) margin, U.S. operations 7.0% (0.7)% Three Months Ended March 31, 2024 March 26, 2023 (In thousands) GAAP operating income, Europe operations $ 31,116 $ 25,261 Restructuring activities losses 14,559 8,026 Adjusted operating income, Europe operations $ 45,675 $ 33,287 Adjusted operating income margin, Europe operations 3.6% 2.7 % Three Months Ended March 31, 2024 March 26, 2023 (In thousands) GAAP operating income, Mexico operations $ 39,741 $ 34,175 No adjustments — — Adjusted operating income, Mexico operations $ 39,741 $ 34,175 Adjusted operating income margin, Mexico operations 7.7% 6.9 % Source: PPC 22

Adjusted Operating Income Margin for each of our reportable segments is calculated by dividing Adjusted operating income by Net Sales. Management believes that presentation of Adjusted Operating Income Margin provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of GAAP operating income margin for each of our reportable segments to adjusted operating income margin for each of our reportable segments is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP Operating Income Margin to Adjusted Operating Income Margin (Unaudited) Three Months Ended March 31, 2024 March 26, 2023 (In percent) GAAP operating income (loss) margin, U.S. operations 7.0% (1.2)% Litigation settlements — % 0.5 % Adjusted operating income (loss) margin, U.S. operations 7.0% (0.7)% Three Months Ended March 31, 2024 March 26, 2023 (In percent) GAAP operating income margin, Europe operations 2.5% 2.0 % Restructuring activities losses 1.1% 0.6 % Adjusted operating income margin, Europe operations 3.6% 2.7 % Three Months Ended March 31, 2024 March 26, 2023 (In percent) GAAP operating income margin, Mexico operations 7.7% 6.9 % No adjustments — % — % Adjusted operating income margin, Mexico operations 7.7% 6.9 % Source: PPC Appendix: Reconciliation of GAAP Operating Income Margin to Adjusted Operating Income Margin 23

Appendix: Reconciliation of Adjusted Net Income a) Net tax expense (benefit) of adjustments represents the tax impact of all adjustments shown above. Adjusted net income attributable to Pilgrim's Pride Corporation (“Pilgrim's”) is calculated by adding to Net income attributable to Pilgrim's certain items of expense and deducting from Net income attributable to Pilgrim's certain items of income, as shown below in the table. Adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is presented because it is used by management, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with U.S. GAAP, to compare the performance of companies. Management also believe that this non-U.S. GAAP financial measure, in combination with our financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of such charges on net income attributable to Pilgrim’s Pride Corporation per common diluted share. Adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is not a measurement of financial performance under U.S. GAAP, has limitations as an analytical tool and should not be considered in isolation or as a substitute for an analysis of our results as reported under U.S. GAAP. Management believes that presentation of adjusted net income attributable to Pilgrim’s provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of net income (loss) attributable to Pilgrim’s Pride Corporation per common diluted share to adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Net Income (Unaudited) Three Months Ended March 31, 2024 March 26, 2023 (In thousands, except per share data) Net income attributable to Pilgrim's $ 174,421 $ 5,187 Add: Foreign currency transaction losses (gains) (4,337) 18,143 Litigation settlements 940 11,200 Restructuring activities losses 14,559 8,026 Minus: Property insurance recoveries for Mayfield tornado losses — 19,086 Adjusted net income attributable to Pilgrim's before tax impact of adjustments 185,583 23,470 Net tax impact of adjustments(a) (2,701) (4,554) Adjusted net income attributable to Pilgrim's $ 182,882 $ 18,916 Weighted average diluted shares of common stock outstanding 237,491 237,164 Adjusted net income attributable to Pilgrim's per common diluted share $ 0.77 $ 0.08 Source: PPC 24

Appendix: Reconciliation of GAAP EPS to Adjusted EPS Adjusted EPS is calculated by dividing the adjusted net income attributable to Pilgrim's stockholders by the weighted average number of diluted shares. Management believes that Adjusted EPS provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of U.S. GAAP to non-U.S. GAAP financial measures is as follows: a) Net tax impact of adjustments represents the tax impact of all adjustments shown above. PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Three Months Ended March 31, 2024 March 26, 2023 (In thousands, except per share data) GAAP EPS $ 0.73 $ 0.02 Add: Foreign currency transaction losses (gains) (0.02) 0.08 Litigation settlements — 0.05 Restructuring activities losses 0.07 0.03 Minus: Property insurance recoveries for Mayfield tornado losses — 0.08 Adjusted EPS before tax impact of adjustments 0.78 0.10 Net tax impact of adjustments(a) (0.01) (0.02) Adjusted EPS $ 0.77 $ 0.08 Weighted average diluted shares of common stock outstanding 237,491 237,164 Source: PPC 25

Appendix: Supplementary Selected Segment and Geographic Data PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data (Unaudited) Three Months Ended March 31, 2024 March 26, 2023 (In thousands) Sources of net sales by geographic region of origin: U.S. $ 2,579,332 $ 2,432,568 Europe 1,267,903 1,239,264 Mexico 514,699 493,796 Total net sales $ 4,361,934 $ 4,165,628 Sources of cost of sales by geographic region of origin: U.S. $ 2,342,040 $ 2,394,239 Europe 1,175,738 1,155,071 Mexico 460,247 443,284 Elimination — (13) Total cost of sales $ 3,978,025 $ 3,992,581 Sources of gross profit by geographic region of origin: U.S. $ 237,292 $ 38,329 Europe 92,165 84,193 Mexico 54,452 50,512 Elimination — 13 Total gross profit $ 383,909 $ 173,047 Sources of operating income (loss) by geographic region of origin: U.S. $ 179,417 $ (28,106) Europe 31,116 25,261 Mexico 39,741 34,175 Elimination — 13 Total operating income $ 250,274 $ 31,343 Source: PPC 26